UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2017

TriLinc Global Impact Fund, LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-55432	36-4732802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Rosecrans Avenue, Suite 605 Manhattan Beach, CA		90266
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 997-0580

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 OTHER EVENTS.

Update to the Company’s Investments

Since TriLinc Global Impact Fund, LLC (the “Company”) commenced operations and through June 30, 2017, the Company has funded $614.5 million in aggregate investments, including $28 million in temporary investments. Of the aggregate investment amount, the Company has received $351 million in full aggregate transaction repayments from existing and exited trade finance, term loan, and temporary investment facilities. Of the aggregate transaction repayment amount, approximately $113.8 million represents transactions of trade finance, term loan, and temporary investment facilities that are closed and no longer part of the Company’s portfolio.

As of June 30, 2017 the Company had the following investments:

Description	Sector	Country	Investment Type	Maturity[1]	Interest Rate[2]	Total Loan Commitment[3]	Total Amount Outstanding[4]
Agriculture Distributor	Farm-Product Raw Materials	Argentina	Trade Finance	7/16/2017-7/18/2017	9.00%	$15,000,000	$12,500,000
Agricultural Products Exporter II	Farm-Product Raw Materials	Singapore	Trade Finance	2/28/2018	7.50%	$5,000,000	$5,000,000
Beef Exporter	Meat Products	Argentina	Trade Finance	11/29/2017	11.50%	$9,000,000	$9,000,000
Chia Seed Exporter	Field Crops, Except Cash Grains	Chile	Trade Finance	3/4/2018	10.90%	$2,500,000	$1,418,655
Citrus Producer	Fruit and Tree Nuts	Uruguay	Trade Finance	2/3/2018-6/14/2018	9.00%	$2,500,000	$670,364
Clean Diesel Distributor	Bulk Fuel Stations and Terminals	Peru	Term Loan	8/1/2019	11.50%	$15,000,000	$15,000,000
Consumer Goods Distributor	Groceries and Related Products	Namibia	Trade Finance	10/29/2017	12.00%	$2,000,000	$500,000
Dairy Co-Operative	Dairy Products	Argentina	Trade Finance	7/29/2017	10.67%	$6,000,000	$6,000,000
Diaper Manufacturer	Converted Paper and Paperboard Products	Peru	Term Loan	7/28/2021	12.16%	$6,040,000	$5,140,000
Electronics Assembler	Miscellaneous Electrical Machinery, Equipment, and Supplies	South Africa	Trade Finance	11/20/2017	13.00%	$6,000,000	$340,991
Farm Supplies Distributor[5]	Miscellaneous Non-Durable Goods	Zambia	Trade Finance	10/07/2015-5/3/2016	12.42%	$10,000,000	$5,078,526
Fish Processor & Exporter	Commercial Fishing	Ecuador	Trade Finance	9/12/2017-8/18/2018	9.00%	$2,000,000	$540,574
FMCG Manufacturer	Soap, Detergents, and Cleaning Preparations	Zambia	Term Loan	11/16/2019	11.00%	$6,500,000	$1,662,935
Fruit & Nut Distributor	Groceries and Related Products	South Africa	Trade Finance	5/22/2015[6]	10.00%	$1,250,000	$785,806
Grain Processor	Cash Grains	Uganda	Trade Finance	12/31/2017	11.30%	$3,750,000	$297,433
Hospitality Service Provider	Hotels and Motels	Cabo Verde	Term Loan	8/21/2021	13.50%	$17,000,000	$17,000,000

Infrastructure and Logistics Provider	Highway and Street Construction, Except Elevated Highways	Indonesia	Term Loan	11/22/2019	20.67%[7]	$15,000,000	$13,636,500

Integrated Steel Producer	Steel Works, Blast Furnaces, and Rolling and Finishing Mills	Zambia	Trade Finance	8/7/2017	13.00%	$6,000,000	$6,000,000
International Development Logistics Provider	Lumber and Other Construction Materials	Italy	Trade Finance	12/31/2017	9.50%	$5,000,000	$4,469,131
IT Service Provider	Computer Programming and Data Processing	Brazil	Term Loan	10/31/2019	13.50%	$15,000,000	$15,000,000
Marine Logistics Provider	Services Incidental to Water Transportation	Nigeria	Term Loan	9/16/2020	14.99%[8]	$16,050,000	$13,753,870
Meat Processor II	Meat Products	South Africa	Trade Finance	5/19/2017	14.50%	$2,800,000	$214,091
Metals Trader	Metals and Minerals, Except Petroleum	United Kingdom	Trade Finance	6/30/2017-12/31/2017	10.13%	$8,000,000	$5,089,930
Mine Remediation Company	Metal Mining Services	South Africa	Trade Finance	9/28/2017	17.50%	$2,500,000	$1,234,145
Oilseed Distributor	Fats and Oils	Argentina	Trade Finance	8/31/2017-2/22/2018	8.88%	$12,000,000	$12,000,000
Plastic Products Manufacturer	Miscellaneous Plastics Products	Kenya	Trade Finance	10/12/2017	11.50%	$1,500,000	$161,018
Power Producer	Electric Services	Ghana	Trade Finance	3/10/2017-10/9/2017	11.50%	$20,000,000	$11,964,946
Property Developer	Land Subdividers and Developers	Namibia	Term Loan	8/15/2021	12.50%	$15,000,000	$15,000,000
Railway Equipment Provider	Rental of Railroad Cars	South Africa	Term Loan	1/31/2020	12.00%	$5,000,000	$4,136,861
Scrap Metal Recycler	Secondary Nonferrous Metals	Morocco	Trade Finance	7/17/2017-7/17/2018	11.14%[9]	$9,000,000	$7,349,626
Sesame Seed Exporter	Farm-Product Raw Materials	Guatemala	Trade Finance	3/31/2016[10]	12.00%	$2,000,000	$907,565
Shrimp Exporter	Fresh or Frozen Packaged Fish	Ecuador	Trade Finance	10/22/2017-10/22/2018	9.25%	$9,000,000	$6,912,400
Sugar Producer	Field Crops, Except Cash Grains	Brazil	Term Loan	02/28/2021	12.43%	$3,000,000	$2,851,296
Tin Producer	Primary Nonferrous Metals	Indonesia	Term Loan	6/30/2020	12.00%	$3,000,000	$2,372,297
Tuna Processor and Exporter	Lumber and Other Construction Materials	Ecuador	Trade Finance	8/7/2017-6/8/2018	9.50%	$5,000,000	$4,550,355
Vanilla Exporter	Groceries and Related Products	Mauritius	Trade Finance	11/23/2017	11.10%[11]	$12,000,000	$4,576,825
Vessel Operator	Metal Mining Services	Indonesia	Trade Loan	3/5/2018-6/8/2020	11.19%	$5,332,336	$5,332,336
Wholesale Distributor	Chemicals and Allied Products	Malaysia	Trade Loan	3/31/2020	12.00%	$15,000,000	$15,000,000
Investment Portfolio Total						$296,722,336	$233,448,476

1 The Company’s trade finance borrowers may be granted flexibility with respect to repayment relative to the stated maturity date to accommodate specific contracts and/or business cycle characteristics. This flexibility in each case is agreed upon between the Company and the sub-advisor and between the sub-advisor and the borrower. The Company has adjusted the disclosure in the above table to reconcile the maturity dates for its investments. Previously, the Company has presented targeted rather than maximum maturity dates for certain of its investments where such dates were different. Positions with multiple transactions may have different maximum maturity dates, which are reflected in the maturity date ranges.

2 Interest rates are as of June 30, 2017 and, where applicable, are weighted averages amongst multiple transactions. Interest rates include contractual rates and accrued fees where applicable.

3 The total loan commitment represents the maximum amount that can be borrowed under the agreement. The actual amount drawn on the loan by the borrower may change over time. Loan commitments are subject to availability of funds and do not represent a contractual obligation to provide funds to a borrower.

4 The total amount outstanding represents the actual amount borrowed under the loan as June 30, 2017. In some instances where there is a $0 balance, the borrower may have paid back the original amount borrowed under a trade finance facility and under an agreement, may borrow again.

5 Repayment by the Farm Supplies Distributor is delayed due to slow payment of associated receivables by its main customer, the Government of Zambia. For more information on the Farm Supplies Distributor, please see our Quarterly Report on the Form 10-Q, for the quarter ended June 30, 2017 as filed with the SEC on August 11, 2017.

6 The Company, together with its sub-advisor, had agreed to further extend the principal maturity date to facilitate the strategic sale of the Fruit & Nut Distributor, which closed in June 2016. For more information on the Fruit and Nut Distributor, please see our Quarterly Report on the Form 10-Q, for the quarter ended June 30, 2017 as filed with the SEC on August 11, 2017

.7 The loan will provide for a net interest rate to the Company of 18.5%, 20%, and 22% in year 1, 2, and 3 respectively.

8 The interest rate is a weighted average interest rate between four separate transactions. One transaction has an interest rate of 10.50%, one transaction has a variable interest rate of one month Libor +10.5%, and the remaining two transactions, totaling $11.7 million, include an additional 4.68% rate in deferred fixed interest.

9 The interest rate is a variable rate of one month Libor +10.50%.

10 Repayment by the Sesame Seed Exporter is delayed due to customer turnover. For more information on the Sesame Seed Exporter, see our Quarterly Report on the Form 10-Q, for the quarter ended June 30, 2017 as filed with the SEC on August 11, 2017.

11 The interest rate is one month Libor +10.50%.

As of June 30, 2017 the Company had exited the following investments:

Description	Sector	Country	Investment Type	Transaction Date	Transaction Amount	Payoff Date	Internal Rate of Return (“IRR”)[1]
Agricultural Products Exporter I2	Farm-Product Raw Materials	Singapore	Trade Finance	4/23/2015	$10,000,000	2/29/2016	11.85%
Agricultural Supplies Distributor I	Miscellaneous Non-Durable Goods	South Africa	Trade Finance	10/15/2014	$15,202,091	8/14/2015	13.11%
Agricultural Supplies Distributor II	Miscellaneous Non-Durable Goods	South Africa	Trade Finance	10/06/2015	$8,563,423	6/1/2016	10.76%
Candle Distributor	Miscellaneous Manufacturing Industries	South Africa	Trade Finance	9/2/2014	$1,400,000	9/16/2015	14.27%
Cement Distributor	Cement, Hydraulic	Kenya	Trade Finance	9/23/2014	$12,000,000	10/15/2015	15.29%
Construction Materials Distributor	Hardware, Plumbing, and Heating Equipment	South Africa	Trade Finance	10/9/2014	$838,118	4/1/2016	13.00%
Electronics Retailer	Radio, Television, Consumer Electronics, and Music Stores	Indonesia	Term Loan	7/26/2013	$5,000,000	6/17/2014	19.59%
Farm Supplies Wholesaler	Miscellaneous Non-Durable Goods	South Africa	Trade Finance	5/28/2015	$2,250,000	1/19/2016	13.14%
Fertilizer Distributor	Agricultural Chemicals	Zambia	Trade Finance	7/17/2014	$3,000,000	11/4/2014	12.65%
Food Processor	Groceries and Related Products	Peru	Term Loan	3/25/2014	$576,000	11/28/2014	14.01%
Frozen Seafood Exporter	Groceries and Related Products	Ecuador	Trade Finance	6/17/2013	$240,484	5/14/2014	13.49%
Industrial Materials Distributor	Mineral and Ores	South Africa	Trade Finance	11/20/2014	$4,030,000	12/15/2015	13.64%
Insulated Wire Manufacturer	Rolling, Drawing, and Extruding of Nonferrous Metals	Peru	Trade Finance	5/2/2014	$1,991,000	12/2/2014	8.43%

International Tuna Exporter	Groceries and Related Products	Ecuador	Trade Finance	7/17/2013	$1,000,000	10/9/2013	13.58%
Machinery and Equipment Provider	Machinery, Equipment, and Supplies	United Kingdom	Trade Finance	1/29/2017	$1,225,749	4/12/2017	13.46%
Meat Processor I	Meat Products	South Africa	Trade Finance	7/7/2014	$2,950,000	4/1/2016	14.08%
Meat Producer[2]	Meat Products	South Africa	Trade Finance	11/27/2015	$1,500,000	2/3/2016	14.83%
Rice & Bean Importer	Groceries and Related Products	South Africa	Trade Finance	7/7/2014	$1,000,000	8/5/2015	12.97%
Rice Importer	Farm-Product Raw Materials	Kenya	Trade Finance	11/6/2015	$399,653	5/19/2016	11.50%
Rice Producer	Cash Grains	Tanzania	Trade Finance	1/22/2015	$3,900,000	4/1/2016	12.04%
Seafood Processing Company	Miscellaneous Food Preparations and Kindred Products	Ecuador	Trade Finance	6/19/2013	$496,841	7/1/2013	13.44%
Textile Distributor	Apparel, Piece Goods, and Notions	South Africa	Trade Finance	7/25/2014	$7,026,515	5/30/2016	15.81%
Timber Exporter	Sawmills and Planing Mills	Chile	Trade Finance	7/3/2013	$915,000	6/12/2014	10.25%
Waste Management Equipment Distributor	Machinery, Equipment, and Supplies	South Africa	Trade Finance	2/13/2015	$310,752	5/15/2015	20.19%
Investment Portfolio Total					$85,815,626
Temporary Investments[3]
Description	Sector	Country	Investment Type	Transaction Date	Transaction Amount	Payoff Date	Internal Rate of Return (“IRR”)
Agricultural Products Exporter II	Farm-Product Raw Materials	Singapore	Bridge Loan	3/21/2016	$5,000,000	9/14/2016	29.84%
Financial Services Provider I	Miscellaneous Business Credit Institutions	Mauritius	Promissory Note	9/23/2014	$3,000,000	11/17/2014	15.94%
Financial Services Provider II	Miscellaneous Business Credit Institutions	Mauritius	Promissory Note	3/22/2016	$15,000,000	9/14/2016	32.04%
Financial Services Provider III	Miscellaneous Business Credit Institutions	Mauritius	Promissory Note	8/17/2016	$5,000,000	11/30/2016	10.53%
Temporary Investments Total					$28,000,000
Investment Portfolio and Temporary Investments Total					$113,815,626

1 Given that the loan has been paid off, this investment is no longer part of the Company’s portfolio. The internal rate of return is defined as the gross average annual return earned through the life of an investment. The internal rate of return was calculated by our Advisor (unaudited) as the investment (loan advance) was made and cash was received (principal, interest and fees).

2 Impact data was not tracked for this investment. The Company does not track impact data for trade finance transactions that meet standard underwriting guidelines, but generally have the maturity of less than one year and involve borrowers with whom, at the time of funding, the Company does not expect to maintain an ongoing lending relationship or otherwise provide an open loan facility.

3 Temporary investments are defined as short-term investments that are not trade finance or term loan transactions that generally expire within one year, are intended to generate a higher yield than would be realized on cash and may be unsecured positions. The temporary investments that are unsecured positions may present a higher level of risk.

Certain Investment Portfolio Characteristics (as of June 30, 2017)1

Total Assets (est.)	$315,200,000
Current Loan Commitments	$296,722,336
Leverage	$1,860,000
Weighted Average Portfolio Loan Size	$6,801,799
Weighted Average Portfolio Duration[2]	1.46 years
Average Collateral Coverage Ratio	>2.0x
USD Denominated	100%
Senior Secured	100%
Countries	22
Sectors	29

Top Five Investments by Percentage3

Company Description	Country	% of Total Assets
Hospitality Service Provider	Cabo Verde	5.4%
Clean Diesel Distributor	Peru	4.8%
Wholesale Distributor	Malaysia	4.8%
Property Developer	Namibia	4.8%
IT Service Provider	Brazil	4.8%

1 All information provided in this section, with the exception of the Total Asset (est.) figure, does not include the Company’s temporary investment commitments.

2 Weighted average duration is the average period of time before the loans in the portfolio mature or come due weighted to properly account for the difference of investment sizes within the portfolio. Duration is calculated through the average turn of trade finance transactions and the contracted amortization of term loans.

3 This represents all countries/sectors where the Company currently has a loan commitment other than through a temporary investment. Due to the revolving debt nature of trade finance facilities and the timing of funding, it is possible that certain commitments currently have a zero outstanding balance and would therefore not be represented in the country/sector allocation charts, which represents invested capital.

Update to the Company’s Impact Data

Percentage of the Borrowers that:
Comply with local environmental, labor, health, safety and business laws, standards and regulations	100%
Demonstrate their positive impact on the community through community service and/or community donations	84%
Commit to working towards implementing international environmental and health and safety best practices	100%
Implement environmentally sustainable practices including energy savings, waste reduction and/or water conservation	89%
Top 5 Borrower Impact Objectives
1.Job Creation	76%
2.Wage Increase	21%
3.Agricultural Productivity	18%
4.Capacity-Building	16%
5.Access to New Markets	11%
Top 5 Borrower Environmental and Social Practices
1.Fair Hiring and Recruiting 2.Maternity/Paternity Leave 3.Energy Savings
4.Waste Reduction
5.Fair Compensation
Number of employees of the borrower companies	27,335

Overview of Certain Recent Investments

Grain Processor

Investment Overview

Investment Type: Senior Secured Trade Finance

Investment Date:6/27/2017

Structure: Revolving Facility

Loan Commitment Amount: $3,750,000

Interest Rate: Three Month Libor + 9.00%

Sector: Grain Sourcing and Processing

Collateral Coverage Ratio: ≥1.44x

Impact Objective(s):	Productivity & Competitiveness Improvement; Job Creation; Wage Increase; Capacity-Building; Agricultural Productivity; Access to Financial Services

Borrower Background

The Company recently extended a $3,750,000 senior secured revolving trade finance facility to an agricultural trading borrower that is established in the Cayman Islands for structural purposes and operates in Uganda. With a 2016 GDP of $25.5 billion, a population of 41.5 million, and GDP growth averaging 5.5% annually from 2010 to 2015, Uganda ranks 12th across the Sub-Saharan African region on the World Bank’s Ease of Doing Business index. The country’s economy is primarily service- and agriculture-based, with the agriculture industry employing one third of the workforce. Maize is a major staple food crop in Uganda, and over 90% of it is produced by smallholder farmers.

Recognizing the importance of the agricultural sector, and maize in particular, in Ugandan economic development and food security, the Company has provided financing for the borrower to source, process, and store maize before selling to off-takers, such as the World Food Programme, across Uganda, Kenya, and Rwanda.  Off-takers range from food processing companies to organizations that produce nutrient-enriched, therapeutic food to meet the nutritional demand of the region’s growing population.

The borrower maintains support centers in western and southern Uganda that offer farmers a location to sell their maize, as well as access to competitively priced agricultural inputs, knowledge, demonstrations, extension services, and loans for working capital. To date, these centers have provided over 45,000 farmers with agricultural finance. Through its various activities, the borrower encourages farmers to use quality inputs and methods to maximize their crop yields and facilitates their ability to sell their harvests through a reliable process at fair pricing, thereby improving farmers’ livelihoods and contributing to regional food security.

Wholesale Distributor

Investment Overview

Investment Type: Senior Secured Trade Finance

Investment Date:3/31/2017

Structure: Revolving Facility

Loan Commitment Amount: $15,000,000

Interest Rate: 12.00%

Sector: Chemicals and Allied Products

Collateral Coverage Ratio: ≥2.57x

Impact Objective(s): New Market Access; New Product Access; Job Creation

Borrower Background

Founded in 2007, this trading and manufacturing borrower is involved principally in the procurement of polymers, chemicals, fast moving consumer goods (“FMCG”), and food and agricultural related products. Through its operations based in Malaysia, the borrower contributes to the global economy by selling innovative products to partners around the world.  In 2016, the borrower exported over 1,450 metric tons of various goods. The borrower offers competitive wages and provides in-the-field training, including capacity-building by respective department leads and trips to sourcing factories to gain a better understanding of the products they are trading, to all employees. With the Company’s financing, the borrower is on track to pioneer a variety of new products, like coffee, edible oil, and FMCG, across various sectors to more than half a dozen countries in 2017, and to become an important distributor in the ASEAN region.

The Company’s trade finance facility is secured by receivables, a pledge of shares, and a corporate guarantee.

International Development Logistics Provider

Investment Overview

Investment Type: Senior Secured Trade Finance

Investment Date:4/13/2016

Structure: Revolving Facility

Loan Commitment Amount: $5,000,000

Interest Rate: 9.50% + Euribor (if positive)

Sector: Construction Material

Collateral Coverage Ratio: ≥1.44x

Impact Objective(s): Access to New Markets; Job Creation

Borrower Background

Founded in 1983, the borrower has more than 30 years of experience in providing technical assistance, procurement, and trading services for projects and programs administered by well-known international development organizations, including the United Nations, the European Commission, and World Food Programme, throughout  Sub-Saharan Africa, Eastern Europe, South America, and the Caribbean. It is anticipated that the Company’s financing will be used for the export of unassembled, prefabricated portable housing and office modules for use by UN peacekeeping personnel throughout Sub-Saharan Africa.

The Company’s trade finance facility is secured by cash, inventory, and accounts receivables.

August Press Release

On August 18, 2017, TriLinc Global Impact Fund, LLC issued a press release to announce its investment activity for July 2017.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(d)	Exhibits

       The following Exhibit is filed as part of this report.

Exhibit 99.1	Press release of TriLinc Global Impact Fund, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILINC GLOBAL IMPACT FUND, LLC

August 18, 2017	By:	/s/ Gloria S. Nelund
	Name:	Gloria S. Nelund
	Title:	Chief Executive Officer